Royalties and license fees	12 Months Ended
Dec. 31, 2022
Analysis of income and expense [abstract]
Royalties and license fees	Royalties and license fees
Until October 2021, the Group held an exclusive perpetual license from the University of Zurich on patent applications and patents relating to the DARPin base technology. The Group terminated the applicable license agreement with effect as of October 2021 as the main patents under this agreement expired in September 2021. For the years ended December 31, 2021 and 2020 the minimum amounts of CHF 50,000 were payable.
The Group currently now only holds a non-exclusive perpetual license from the University of Zurich on patent applications and patents relating to Phage Display technology. The amount payable by us is CHF 10,000 per annum.
In May 2020, the Group entered into a research collaboration agreement with the University of Utrecht regarding the development of the Group's COVID-19 program. Under this agreement, the Group paid a fee of CHF 250,000 to the University of Utrecht in December 2020. An additional fee of CHF 250,000 was accrued as per December 2021 and payable under this agreement. With Novartis exercising its option under the Option and Equity Rights Agreement, the University of Utrecht was owed a further CHF 1.0 million that was expensed and paid during 2022.